UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 8, 2016
Date of Report (Date of earliest event reported)

AMERCO
(Exact name of registrant as specified in its charter)

Nevada	1-11255	88-0106815
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5555 Kietzke Lane, Ste. 100 Reno, Nevada 89511
(Address of Principal Executive Offices)

(775) 688-6300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03   Amendments to Article of Incorporation or Bylaws; Change in Fiscal Year

On April 6, 2016, the Board of Directors of AMERCO (the “Board”) approved amendments to the Restated Articles of Incorporation of AMERCO (the “Articles”, and including such amendments, the “Amended and Restated Articles”), subject to approval by AMERCO’s stockholders. As disclosed below in this 8-K, the Amended and Restated Articles were approved by AMERCO’s stockholders in connection with AMERCO’s Special Meeting of Stockholders (the “Special Meeting”). The Amended and Restated Articles reflect the following revisions: (i) increase the authorized Serial Common Stock from 150 million shares to 250 million shares; (ii) increase the authorized Common Stock, $0.25 Par Value, from 150 million shares to 250 million shares; (iii) clarify that non-directors may serve on the Board of Directors committees, in accordance with applicable Nevada law and (iv) conform the director and officer personal liability provision to applicable Nevada law, as reflected in the redline of the Amended and Restated Articles attached to the Special Meeting Proxy Statement  on Schedule 14A filed on April 20, 2016 with the Securities and Exchange Commission (the “Proxy Statement”). The foregoing description is qualified in its entirety by the description of such amendments set forth in the Proxy Statement, the entire redlined Amended and Restated Articles which were attached with the Proxy Statement, and the Amended and Restated Articles attached hereto as Exhibit 3.1.

Item 5.07   Submission of Matters to a Vote of Security Holders

On June 8, 2016, AMERCO (the “Company”) held the Special Meeting. At such meeting our stockholders voted upon and approved: (i) an amendment to the Articles, to increase the authorized Serial Common Stock from 150 million shares to 250 million shares (“Proposal 1”); (ii) an amendment to the Articles, to increase the authorized Common Stock, $0.25 Par Value, from 150 million shares to 250 million shares (“Proposal 2”); (iii) an amendment to the Articles, to clarify that non-directors may serve on the Board of Directors committees, in accordance with applicable Nevada law (“Proposal 3”), (iv) an amendment to the Articles, to conform the director and officer personal liability provision to applicable Nevada law (“Proposal 4”) and (v) the 2016 AMERCO Stock Option Plan (Shelf Stock Option Plan) (“Proposal 5”).

The following table sets forth the votes cast for or against, as well as the number of abstentions and broker non-votes with respect to each matter voted on at the Special Meeting.

	Votes Cast For	Votes Cast Against	Abstentions	Broker Non-votes
Proposal 1	13,822,746	3,654,377	24,587	-

Proposal 2	13,856,925	3,620,717	24,068	-

Proposal 3	12,830,651	3,883,584	1,684	785,791

Proposal 4	14,057,668	2,643,656	14,595	785,791

Proposal 5	12,911,421	3,781,164	23,334	785,791

Item 9.01   Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
3.1	Amended and Restated Articles of Incorporation of AMERCO

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 9, 2016

AMERCO

/s/ Jason A. Berg

Jason A. Berg,

Principal Financial Officer and

Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Articles of Incorporation of AMERCO